                                POWER OF ATTORNEY

     We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Stephen
S. Weddle, Jennifer O. Estabrook and Nancy M. Clark our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to the shares issued under (1) the Supplemental Retirement and Savings Plan for Salaried Employees of the Corporation and (2) the 1997 Long Term Incentive Plan, and any and all amendments thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

SIGNATURE                   TITLE                        DATE
---------                   -----                        ----

John M. Trani               Chairman,                   September 16, 1998
-------------------         Chief
John M. Trani               Executive Officer
                            and Director

SIGNATURE                             TITLE             DATE
---------                             -----             ----


Stillman B. Brown                     Director          September 16, 1998
-----------------------------
Stillman B. Brown


Edgar R. Fiedler                      Director          September 16, 1998
-----------------------------
Edgar R. Fiedler


Mannie L. Jackson                     Director          September 16, 1998
-----------------------------
Mannie L. Jackson


James G. Kaiser                       Director          September 16, 1998
-----------------------------
James G. Kaiser


Eileen S. Kraus                       Director          September 16, 1998
-----------------------------
Eileen S. Kraus

                                      Director          September 16, 1998
-----------------------------
Hugo E. Uyterhoeven


Walter W. Williams                    Director          September 16, 1998
-----------------------------
Walter W. Williams


Kathryn D. Wriston                    Director          September 16, 1998
-----------------------------
Kathryn D. Wriston

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Stephen
S. Weddle, Jennifer O. Estabrook and Nancy M. Clark our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to (1) the shares of the Corporation's common stock issued under non-qualified stock options granted by the Corporation to Larry Porcellato and John W. Marsland on April 28, 1999, and any and all amendments thereo, and (2) the shares of the Corporation's common stock issued under the Savings Related Share Plans in the United Kingdom and Germany and the resale of shares of the Corporation's common stock purchased by employees under such plans, and any and all amendments thereo, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.


SIGNATURE                   TITLE                        DATE
---------                   -----                        ----

John M. Trani             Chairman,                      July 14, 1999
------------------        Chief
John M. Trani             Executive Officer
                          and Director

SIGNATURE                             TITLE             DATE
---------                             -----             ----

Stillman B. Brown                    Director           July 14, 1999
-----------------------------
Stillman B. Brown


Edgar R. Fiedler                     Director           July 14, 1999
-----------------------------
Edgar R. Fiedler


Mannie L. Jackson                    Director           July 14, 1999
-----------------------------
Mannie L. Jackson


James G. Kaiser                      Director           July 14, 1999
-----------------------------
James G. Kaiser


Eileen S. Kraus                      Director           July 14, 1999
-----------------------------
Eileen S. Kraus


Hugo E. Uyterhoeven                  Director           July 14, 1999
-----------------------------
Hugo E. Uyterhoeven


Walter W. Williams                   Director           July 14, 1999
-----------------------------
Walter W. Williams


Kathryn D. Wriston                   Director           July 14, 1999
-----------------------------
Kathryn D. Wriston

                                POWER OF ATTORNEY

            We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Stephen
S. Weddle, Jennifer O. Estabrook and Nancy M. Clark our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to the shares of the Corporation's common stock issued under non-qualified stock options granted by the Corporation to Hans-Gerd Fuchtenkort on May 19, 1999 and Dror Noach on September 29, 1999, and any and all amendments thereo, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.


SIGNATURE                   TITLE                        DATE
---------                   -----                        ----
John M. Trani               Chairman,                    September 29, 1999
------------------          Chief
John M. Trani               Executive Officer
                            and Director

SIGNATURE                             TITLE             DATE
---------                             -----             ----

Stillman B. Brown                     Director          September 29, 1999
-----------------------------
Stillman B. Brown


Edgar R. Fiedler                      Director          September 29, 1999
-----------------------------
Edgar R. Fiedler


Mannie L. Jackson                     Director          September 29, 1999
-----------------------------
Mannie L. Jackson


James G. Kaiser                       Director          September 29, 1999
-----------------------------
James G. Kaiser


Eileen S. Kraus                       Director          September 29, 1999
-----------------------------
Eileen S. Kraus


Hugo E. Uyterhoeven                   Director          September 29, 1999
-----------------------------
Hugo E. Uyterhoeven


Walter W. Williams                    Director          September 29, 1999
-----------------------------
Walter W. Williams


Kathryn D. Wriston                    Director          September 29, 1999
-----------------------------
Kathryn D. Wriston